Accounts receivable	6 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
The following is a table summarizing our accounts receivable as of June 30, 2021 and December 31, 2020:

	As of
In thousands of U.S. dollars	June 30, 2021	December 31, 2020
Scorpio MR Pool Limited	$13,866	$9,751
Scorpio LR2 Pool Limited	8,819	10,698
Scorpio LR1 Pool Limited	3,477	2,367
Scorpio Handymax Tanker Pool Limited	1,656	3,597
Scorpio Commercial Management S.A.M.	—	284
Receivables from related parties	27,818	26,697

Freight and time charter receivables	2,846	—
Insurance receivables	405	5,259
Other receivables	661	1,061
	$31,730	$33,017
Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited, and Scorpio LR1 Pool Limited, or the Scorpio Pools, are related parties, as described in Note 12. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions, which are expected to be collected within one year. The amounts receivable from the Scorpio Pools as of December 31, 2020 includes $1.1 million of working capital contributions made on behalf of our four bareboat chartered-in Handymax vessels to the Scorpio Pools. The leases on these Handymax vessels expired in March 2021, and the working capital contributions were subsequently repaid by the Scorpio Pools.
Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market.
We consider that the carrying amount of accounts receivable approximates their fair value due to the relative short maturity thereof. Accounts receivable are non-interest bearing. Our accounts receivable mostly consist of accounts receivable from the Scorpio Pools. We have never experienced a historical credit loss of amounts due from the Scorpio Pools and all amounts are considered current. Accordingly, there is no reserve for expected credit losses.